Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events

On February 8, 2023, the Company closed the previously announced sale of its German subsidiary, Freeline Therapeutics GmbH, and certain intellectual property rights pertaining to the business of Freeline Therapeutics GmbH, to Ascend, for $25 million, subject to purchase price adjustments. At closing the Company and Ascend entered into an intellectual property deed of assignment and license and a transition services agreement (the "Transition Services Agreement"), pursuant to which Ascend will provide certain services in the area of development and manufacturing to the Company. The Company agreed to utilize, and Ascend agreed to make exclusively available to the Company, no fewer than 15 full-time employee equivalents, or FTEs (as defined in the Transition Services Agreement), per annum for a guarantee period of 18 months following the Transition Services Agreement’s effective date. The Company also agreed to pay Ascend a guaranteed minimum of approximately $7.9 million in respect of FTE costs during such period, $2.6 million of which were paid upfront.

The Company completed a financial and organizational assessment to increase efficiencies and reduce operating expenses. As a result of this assessment, the Company is reducing its U.S. and U.K. workforce by nearly 30%. The Company estimates that it will incur total expenses relating to the workforce reduction of approximately $1.0 to $1.5 million, consisting of severance and termination-related costs, and expects to record a significant portion of these charges in the first quarter of 2023.